UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2016
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Covisint Corporation
(Exact name of registrant as specified in its charter)

Michigan	001-36088	26-2318591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26533 Evergreen Rd., Suite 500 Southfield, MI	48076
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (248) 483-2000
N/A
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Certain Officers.

On May 19, 2016, Michael K. Keddington, Senior Vice President, Global Sales, and Covisint Corporation, a Michigan corporation (the “Company”), agreed that his role as Senior Vice President of Global Sales would end effective immediately. The Company and Mr. Keddington further agreed that Mr. Keddington will remain employed by the Company in a support role to the Company’s President and Chief Executive Officer until October 18, 2016, unless otherwise mutually agreed. Mr. Keddington further agreed to surrender and forfeit his existing non-qualified stock options to purchase 220,000 shares of the Company’s common stock and terminate his Severance Agreement dated June 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 24, 2016
COVISINT CORPORATION

            By: /s/ Michael A. Sosin
                Michael A. Sosin
Vice President, General Counsel and
Secretary

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